Fees Summary	Mar. 19, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	529,258.72
Total Transaction Valuation	3,456,947,864.76
Total Offset Amount	83,683.31
Net Fee	$ 445,575.41